UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2023

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
001-03553	SOUTHERN INDIANA GAS AND ELECTRIC COMPANY (an Indiana corporation) 211 NW Riverside Drive Evansville, IN 47708 (812) 491-4000	35-0672570

333-270851-01	SIGECO SECURITIZATION I, LLC (a Delaware limited liability company) 211 NW Riverside Drive, Suite 800-04 Evansville, IN 47708 (812) 491-4141	92-2762878

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 29, 2023, the Limited Liability Company Agreement of SIGECO Securitization I, LLC, a Delaware limited liability company (the “Issuing Entity”), was amended and restated (the “A&R LLC Agreement”) in the form previously disclosed on the Issuing Entity’s Current Report on Form
8-K
filed with the Securities and Exchange Commission on June 23, 2023 and described in the Prospectus (as defined below). The A&R LLC Agreement was adopted by Southern Indiana Gas and Electric Company, the sole member of the Issuing Entity.

Item 8.01.	Other Events
On June 29, 2023, the Issuing Entity issued $341,450,000 aggregate principal amount of its Series
2023-A
Senior Secured Securitization Bonds (the “Securitization Bonds”), pursuant to an Indenture, dated as of June 29, 2023, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee (the “Trustee”), and U.S. Bank National Association, as Securities Intermediary, as supplemented by the Series Supplement (together, the “Indenture”), dated as of June 29, 2023, by and between the Issuing Entity and the Trustee. The Securitization Bonds were offered pursuant to the Prospectus dated June 21, 2023 (the “Prospectus”). In connection with the issuance of the Securitization Bonds, SIGECO and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form
8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Limited Liability Company Agreement of SIGECO Securitization I, LLC, dated as of June 29, 2023.

4.1	Indenture by and among SIGECO Securitization I, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the forms of the Bonds and the Series Supplement), dated as of June 29, 2023.

4.2	Series Supplement between SIGECO Securitization I, LLC and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of June 29, 2023.

5.1	Opinion of Baker Botts L.L.P. with respect to legality.

8.1	Opinion of Baker Botts L.L.P. with respect to federal tax matters.

10.1	Securitization Property Servicing Agreement between SIGECO Securitization I, LLC and Southern Indiana Gas and Electric Company, as Servicer, dated as of June 29, 2023.

10.2	Securitization Property Purchase and Sale Agreement between SIGECO Securitization I, LLC and Southern Indiana Gas and Electric Company, as Seller, dated as of June 29, 2023.

10.3	Administration Agreement between SIGECO Securitization I, LLC and Southern Indiana Gas and Electric Company, as Administrator, dated as of June 29, 2023.

23.1	Consent of Baker Botts L.L.P. (included as part of its opinions filed as Exhibits 5.1 and 8.1).

99.1	Opinion of Baker Botts L.L.P. with respect to U.S. constitutional matters.

99.2	Opinion of Barnes & Thornburg LLP with respect to Indiana constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: June 29, 2023

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President

SIGECO SECURITIZATION I, LLC

By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President